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                                                                   EXHIBIT 10.45

                    FIRST AMENDMENT TO CONSULTING AGREEMENT

      THIS FIRST AMENDMENT is made as of the 18th day of April, 2005, by and between SELECT MEDICAL CORPORATION, a Delaware corporation (the "Company"), having an address c/o Select Medical Corporation, 4716 Old Gettysburg Road, P.O. Box 2034, Mechanicsburg, Pennsylvania 17055, and THOMAS SCULLY, an individual (the "Consultant"), having an address at c/o Welsh Carson Anderson & Stowe, 320 Park Avenue, 25th Floor, New York, NY 10022-6815.

                                   BACKGROUND

      A. Company and Consultant executed and delivered that certain Consulting Agreement, dated January 1, 2004 (the "Agreement"), pursuant to which Company engaged Consultant to provide certain consulting services as more particularly described therein. All capitalized terms not specifically defined herein shall have the meanings ascribed to them in the Agreement.

      B. Company and Consultant now desire to further extend the term of the Agreement as hereinafter provided.

      NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

      1. Amendment to Section 2. The first sentence of Section 2 of the Agreement is hereby amended and restated as follows:

      "The period of service of Consultant to the Company will be for a term of two years commencing on January 1, 2004 and terminating on December 31, 2005 (the "Consulting Period")."

      2. No Other Modifications. Except as expressly amended hereby, the Agreement shall remain unmodified and in full force and effect.

                  [Remainder of Page Intentionally Left Blank]

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      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to
Consulting Agreement to be executed the day and year first above written.

                                        Company:

                                        SELECT MEDICAL CORPORATION, a Delaware
                                        corporation

                                             /s/ Robert A. Ortenzio
                                        By: ____________________________________
                                            Robert A. Ortenzio,
                                            Chief Executive Officer

                                        Consultant:

                                          /s/ Thomas Scully
                                        ________________________________________
                                                 Thomas Scully

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